Exhibit 10.33

          Purchase Agreement dated December 31, 1998, by and between West End Diner, Inc. and Brenton Bank. This Purchase Agreement is incorporated by reference from Form 10-K of Brenton Banks, Inc. for the year ended December 31, 1998.
     233